Exhibit 99.1

NEWS RELEASE

Contact:	David Kimichik	Tripp Sullivan
	Chief Financial Officer	Corporate Communications, Inc.
	(972) 490-9600	(615) 254-7318
ASHFORD HOSPITALITY TRUST REPORTS SECOND QUARTER RESULTS
DALLAS — (August 4, 2010) — Ashford Hospitality Trust, Inc. (NYSE:AHT) today reported the following results and performance measures for the second quarter ended June 30, 2010. The proforma performance measurements for Occupancy, Average Daily Rate (ADR), revenue per available room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) include the Company’s 101 hotels owned and included in continuing operations as of June 30, 2010. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2010, with the second quarter ended June 30, 2009 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS AND LIQUIDITY
•	Unrestricted cash at the end of the quarter was $174.9 million

•	RevPAR increased 4.5% for the quarter for the hotels not under renovation

•	Operating profit margin increased 195 basis points for all hotels

•	Net income attributable to common shareholders was $2.0 million, or $0.06 per diluted share, compared with net loss attributable to common shareholders of $165.9 million, or $2.34 per diluted share, in the prior-year quarter

•	Adjusted funds from operations (AFFO) was $0.46 per diluted share

•	Fixed charge coverage ratio was 1.76x under the senior credit facility covenant versus a required minimum of 1.25x
CAPITAL ALLOCATION
•	Repurchased 2.1 million common shares in the quarter for $16.0 million

•	Capex invested in the quarter was $15.3 million and $33.5 million year to date
CAPITAL STRUCTURE
On April 1, 2010, the Company restructured the $156.2 million loan with Aareal Bank AG that is secured by the Hilton LaJolla Torrey Pines and the Capital Hilton held in a joint venture with Hilton Worldwide. The modification provided a full extension of the loan maturity to August 2013 without tests along with reduced cash management provisions in exchange for a principal payment of $2.5 million at closing and another $2.5 million over the next twelve months. The loan was set to mature in August 2011 and had two one-year extension options.
In April 2010, the Company suspended making mortgage payments on the $5.8 million loan set to mature in January 2011 and secured by the Courtyard Hartford — Manchester in Manchester, Connecticut. The Company intends to restructure the loan with the special servicer.
SUBSEQUENT EVENTS
On July 9, 2010, the Company restructured the $52.5 million loan with Capmark Bank that is secured by the JW Marriott San Francisco. The modification provides a full extension of the loan maturity to March 2013 without tests and maintains the interest rate at 375 basis points over LIBOR (LIBOR floor of 2.5%) in exchange for a principal payment of $5.0 million at closing. The loan was set to mature in March 2011 and had two one-year extension options.
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14185 Dallas Parkway, Suite 1100, Dallas, TX 75254	Phone: (972) 490-9600

AHT Announces Second Quarter Results

August 4, 2010
On July 9, 2010, the Company and Prudential Real Estate Investors (“PREI”) participated in a discounted purchase of a partial interest in an existing mezzanine loan tranche associated with JER Partner’s 2007 privatization of the Highland Hospitality portfolio. Ashford contributed $15 million to this investment, which is more senior in the capital stack, and is a strategic complement to the Company’s existing joint venture investment made with Prudential in 2008.
PORTFOLIO REVPAR
As of June 30, 2010, the Company had a portfolio of direct hotel investments consisting of 101 properties classified in continuing operations. During the second quarter, 98 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 101 hotels) and proforma not-under-renovation basis (98 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 101 hotels in continuing operations. Details of each category are provided in the tables attached to this release.
•	Proforma RevPAR increased 4.5% for hotels not under renovation on a 3.4% decrease in ADR to $124.25 and a 561 basis point increase in occupancy

•	Proforma RevPAR increased 3.9% for all hotels on a 3.1% decrease in ADR to $126.80 and a 502 basis point increase in occupancy
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For the 98 hotels as of June 30, 2010, that were not under renovation, Proforma Hotel EBITDA increased 11.5% to $61.8 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 166 basis points to 27.6%. For all 101 hotels included in continuing operations as of June 30, 2010, Proforma Hotel EBITDA increased 12.2% to $68.7 million and Hotel EBITDA margin increased 195 basis points to 28.3%.
Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 101 hotels included in continuing operations are provided in the tables attached to this release.
Monty J. Bennett, Chief Executive Officer, commented, “We were able to capitalize on improved hotel industry RevPAR trends to deliver our highest quarterly AFFO per share ever on the strength of a dramatic improvement in hotel operating margins and a highly accretive stock repurchase strategy. With nearly $500 million of new financings, modifications or restructurings completed in the last two years and continued benefits from our interest rate strategy, we are a much stronger company today.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, August 5, 2010, at 12 p.m. ET. The number to call for this interactive teleconference is (212) 231-2901. A replay of the conference call will be available through Thursday, August 12, 2010, by dialing (402) 977-9140 and entering the confirmation number, 21463979.
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AHT Announces Second Quarter Results

August 4, 2010
The Company will also provide an online simulcast and rebroadcast of its second quarter 2010 earnings release conference call. The live broadcast of Ashford’s quarterly conference call will be available online at the Company’s website at www.ahtreit.com on Thursday, August 5, 2010, beginning at 12 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
* * * * *
Ashford Hospitality Trust is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, second mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company’s web site at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	June 30,	December 31,
	2010	2009
	(Unaudited)
ASSETS
Investment in hotel properties, net	$3,323,468	$3,383,759
Cash and cash equivalents	174,852	165,168
Restricted cash	72,230	77,566
Accounts receivable, net	43,270	31,503
Inventories	2,923	2,975
Notes receivable	35,627	55,655
Investment in unconsolidated joint ventures	21,666	20,736
Assets held for sale	5,100	—
Deferred costs, net	20,259	20,960
Prepaid expenses	16,143	13,234
Interest rate derivatives	124,884	94,645
Other assets	3,034	3,471
Intangible assets, net	2,944	2,988
Due from third-party hotel managers	40,731	41,838

Total assets	$3,887,131	$3,914,498

LIABILITIES AND EQUITY
Liabilities
Indebtedness	$2,769,024	$2,772,396
Capital leases payable	60	83
Accounts payable and accrued expenses	107,549	91,387
Dividends payable	5,566	5,566
Unfavorable management contract liabilities	17,375	18,504
Due to related parties	1,431	1,009
Due to third-party hotel managers	2,723	1,563
Other liabilities	7,786	7,932

Total liabilities	2,911,514	2,898,440

Series B-1 Cumulative Convertible Redeemable Preferred stock, 7,447,865 issued and outstanding	75,000	75,000
Redeemable noncontrolling interests in operating partnership	102,771	85,167

Equity:
Shareholders’ equity of the Company —
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,487,900 shares issued and outstanding at June 30, 2010 and December 31, 2009	15	15
Series D Cumulative Preferred Stock, 5,666,797 shares issued and outstanding at June 30, 2010 and December 31, 2009	57	57
Common stock, $0.01 par value, 200,000,000 shares authorized, 123,026,246 shares issued, 51,137,900 shares and 57,596,878 shares outstanding at June 30, 2010 and December 31, 2009	1,230	1,227
Additional paid-in capital	1,439,819	1,436,009
Accumulated other comprehensive loss	(908)	(897)
Accumulated deficit	(431,428)	(412,011)
Treasury stock, at cost (71,888,346 shares and 65,151,981 shares at June 30, 2010 and December 31, 2009)	(228,296)	(186,424)

Total shareholders’ equity of the Company	780,489	837,976
Noncontrolling interests in consolidated joint ventures	17,357	17,915

Total equity	797,846	855,891

Total liabilities and equity	$3,887,131	$3,914,498

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
		(Unaudited)
REVENUE
Rooms	178,685	$171,551	$341,007	$340,915
Food and beverage	47,862	44,188	89,485	89,544
Rental income from operating leases	1,454	1,405	2,542	2,594
Other	10,993	11,360	21,543	22,971

Total hotel revenue	238,994	228,504	454,577	456,024
Interest income from notes receivable	346	2,421	683	8,636
Asset management fees and other	137	205	212	379

Total Revenue	239,477	231,130	455,472	465,039

EXPENSES
Hotel operating expenses
Rooms	40,879	38,953	79,077	76,667
Food and beverage	32,134	30,734	61,907	62,611
Other direct	6,585	6,338	12,302	12,425
Indirect	68,128	67,097	130,965	133,085
Management fees	9,461	9,107	18,289	18,208

Total hotel operating expenses	157,187	152,229	302,540	302,996

Property taxes, insurance, and other	14,079	15,547	28,996	29,331
Depreciation and amortization	36,129	38,169	73,205	78,494
Impairment charges	(1,188)	129,456	(1,957)	129,456
Corporate general and administrative:
Stock/unit-based compensation	2,067	1,201	3,239	2,757
Other general and administrative	6,256	5,710	11,742	11,000

Total Operating Expenses	214,530	342,312	417,765	554,034

OPERATING INCOME (LOSS)	24,947	(111,182)	37,707	(88,995)
Equity in earnings of unconsolidated joint ventures	664	617	1,322	1,221
Interest income	51	92	112	197
Other income	15,652	11,214	31,171	21,912
Interest expense	(36,569)	(34,035)	(72,461)	(67,975)
Amortization of loan costs	(1,328)	(1,972)	(2,998)	(4,002)
Write-off of premiums, loan costs, premiums and exit fees, net		—		930
Unrealized gain (loss) on derivatives	16,534	(37,723)	30,442	(19,691)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19,951	(172,989)	25,295	(156,403)
Income tax expense	(424)	(91)	(409)	(259)

INCOME (LOSS) FROM CONTINUING OPERATIONS	19,527	(173,080)	24,886	(156,662)
Loss from discontinued operations	(12,025)	(11,131)	(12,159)	(14,037)

NET INCOME (LOSS)	7,502	(184,211)	12,727	(170,699)
Loss from consolidated joint ventures attributable to noncontrolling interests	427	450	1,129	153
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(1,129)	22,702	(1,921)	21,144

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	6,800	(161,059)	11,935	(149,402)
Preferred dividends	(4,831)	(4,831)	(9,661)	(9,661)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$1,969	$(165,890)	$2,274	$(159,063)

INCOME PER SHARE:
Basic —
Income (loss) from continuing operations attributable to common shareholders	$0.23	$(2.20)	$0.23	$(1.94)
Loss from discontinued operations attributable to common shareholders	(0.19)	(0.14)	(0.19)	(0.16)

Net income (loss) attributable to common shareholders	$0.04	$(2.34)	$0.04	$(2.10)

Diluted —
Income (loss) from continuing operations attributable to common shareholders	$0.22	$(2.20)	$0.23	$(1.94)
Loss from discontinued operations attributable to common shareholders	(0.16)	(0.14)	(0.19)	(0.16)

Net income (loss) attributable to common shareholders	$0.06	$(2.34)	$0.04	$(2.10)

Weighted average common shares outstanding — basic	50,716	70,882	51,953	75,685

Weighted average common shares outstanding — diluted	72,981	70,882	51,953	75,685

Amounts attributable to common shareholders:
Income (loss) from continuing operations, net of tax	$16,821	$(151,304)	$22,070	$(137,067)
Loss from discontinued operations, net of tax	(10,021)	(9,755)	(10,135)	(12,335)
Preferred dividends	(4,831)	(4,831)	(9,661)	(9,661)

Net income (loss) attributable to common shareholders	$1,969	$(165,890)	$2,274	$(159,063)

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)
Net income (loss)	$7,502	$(184,211)	$12,727	$(170,699)
Loss from consolidated joint ventures attributable to noncontrolling interests	427	450	1,129	153
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(1,129)	22,702	(1,921)	21,144

Net income (loss) attributable to the Company	6,800	(161,059)	11,935	(149,402)

Interest income	(51)	(91)	(111)	(191)
Interest expense and amortization of loan costs	37,436	36,090	74,541	72,162
Depreciation and amortization	35,322	37,783	71,640	78,426
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	1,129	(22,702)	1,921	(21,144)
Income tax expense	436	172	421	393

EBITDA	81,072	(109,807)	160,347	(19,756)

Amortization of unfavorable management contract liabilities	(564)	(564)	(1,129)	(1,129)
Write-off of loan costs, premiums and exit fees, net (1)	—	—	—	(930)
Income from interest rate derivatives (2)	(15,707)	(11,157)	(31,241)	(21,924)
Impairment charges	10,880	140,327	10,112	140,327
Unrealized (gain) loss on derivatives	(16,534)	37,723	(30,442)	19,691

Adjusted EBITDA	$59,147	$56,522	$107,647	$116,279

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”)
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)
Net income (loss)	$7,502	$(184,211)	$12,727	$(170,699)
Loss from consolidated joint ventures attributable to noncontrolling interests	427	450	1,129	153
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(1,129)	22,702	(1,921)	21,144
Preferred dividends	(4,831)	(4,831)	(9,661)	(9,661)

Net income (loss) attributable to common shareholders	1,969	(165,890)	2,274	(159,063)

Depreciation and amortization on real estate	35,255	37,713	71,505	78,279
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	1,129	(22,702)	1,921	(21,144)

FFO available to common shareholders	38,353	(150,879)	75,700	(101,928)

Dividends on convertible preferred stock	1,043	1,043	2,085	2,085
Write-off of loan costs, premiums and exit fees, net (1)	—	—	—	(930)
Impairment charges	10,880	140,327	10,112	140,327
Unrealized (gain) loss on derivatives	(16,534)	37,723	(30,442)	19,691

Adjusted FFO	$33,742	$28,214	$57,455	$59,245

Adjusted FFO per diluted share available to common shareholders	$0.46	$0.31	$0.77	$0.61

Weighted average diluted shares	73,638	92,284	74,773	96,829

(1)	The amounts include write-off of debt premiums of $1,341 for the refinancing of a mortgage loan for the six months ended June 30, 2009

(2)	Income from interest rate derivatives is excluded from the adjusted EBITDA calculations for all periods presented.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT SUMMARY
JUNE 30, 2010
(dollars in thousands)
(Unaudited)

				Fixed-Rate		Floating-Rate		Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt		Debt		Debt
Mortgage loan	5 hotels	December 2010	LIBOR + 1.72%	$—		$203,400	(1)	$203,400
Mortgage loan	1 hotel	January 2011	8.32%	5,775	(2)	—		5,775
Senior credit facility	Notes receivable	April 2011	LIBOR + 2.75% to 3.5%	—		250,000	(1) (3)	250,000
Mortgage loan	10 hotels	May 2011	LIBOR + 1.65%	—		167,202	(1)	167,202
Mortgage loan	1 hotel	March 2012	LIBOR + 4%	—		60,800	(4)	60,800
Mortgage loan	1 hotel	March 2013	Greater of 6.25% or LIBOR + 3.75%	—		52,500	(5)	52,500
Mortgage loan	2 hotel	August 2013	LIBOR + 2.75%	—		153,100	(6)	153,100
Mortgage loan	1 hotel	December 2014	Greater of 5.5% or LIBOR + 3.5%	—		19,740		19,740
Mortgage loan	8 hotels	December 2014	5.75%	109,925		—		109,925
Mortgage loan	1 hotel	January 2015	7.78%	4,057		—		4,057
Mortgage loan	10 hotels	July 2015	5.22%	160,490		—		160,490
Mortgage loan	8 hotels	December 2015	5.70%	100,576		—		100,576
Mortgage loan	5 hotels	December 2015	12.26%	142,573		—		142,573
Mortgage loan	5 hotels	February 2016	5.53%	115,645		—		115,645
Mortgage loan	5 hotels	February 2016	5.53%	95,905		—		95,905
Mortgage loan	5 hotels	February 2016	5.53%	83,075		—		83,075
Mortgage loan	1 hotel	December 2016	5.81%	101,000	(7)	—		101,000
Mortgage loan	1 hotel	April 2017	5.91%	35,000		—		35,000
Mortgage loan	2 hotels	April 2017	5.95%	128,251		—		128,251
Mortgage loan	3 hotels	April 2017	5.95%	260,980		—		260,980
Mortgage loan	5 hotels	April 2017	5.95%	115,600		—		115,600
Mortgage loan	5 hotels	April 2017	5.95%	103,906		—		103,906
Mortgage loan	5 hotels	April 2017	5.95%	158,105		—		158,105
Mortgage loan	7 hotels	April 2017	5.95%	126,466		—		126,466
TIF loan	1 hotel	June 2018	12.85%	8,098		—		8,098
Mortgage loan	1 hotel	April 2034	Greater of 6% or Prime + 1%	—		6,855		6,855

Total debt				$1,855,427		$913,597		$2,769,024

Percentage				67.0%		33.0%		100.0%

Weighted average interest rate at June 30, 2010				6.31%		3.07%		5.24%

Total debt with the effect of interest rate swap				$55,427		$2,713,597		$2,769,024

Percentage with the effect of interest rate swap				2.0%		98.0%		100.0%

Weighted average interest rate with the effect of interest rate swap				2.92%	(8)	3.07%	(8)	2.97% (8)

(1)	Each of these loans has a one-year extension option as of June 30, 2010.

(2)	We are currently working with the loan servicer for an extension or a restructure of the loan.

(3)	Based on the debt-to-assets ratio defined in the loan agreement, interest rate on this debt was at LIBOR plus 3% as of June 30, 2010.

(4)	This loan has two one-year extension options remaining as of June 30, 2010.

(5)	This loan was modified effective July 7, 2010 to its fully extended maturity of March 2013 in exchange for a principal payment of $5.0 million.

(6)	This loan was modified effective April 1, 2010 to its fully extended maturity of August 2013 without any extension tests.

(7)	We are currently working with the lender for a deed-in-lieu of foreclosure.

(8)	These rates are calculated assuming the LIBOR rate stays at the June 30, 2010 level and with the effect of our interest rate derivatives.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT BY MATURITY ASSUMING EXTENSION OPTIONS NOT SUBJECT TO COVERAGE/LTV TESTS ARE EXERCISED
JUNE 30, 2010
(in thousands)
(Unaudited)

	2010	2011		2012	2013		2014	Thereafter		Total
Mortgage loan secured by 10 hotel properties, Wachovia Floater	$—	$—		$167,202	$—		$—	$—		$167,202
Mortgage loan secured by five hotel properties	—	203,400		—	—		—	—		203,400
Mortgage loan secured by Manchester Courtyard	—	5,775	(1)	—	—		—	—		5,775
Secured credit facility	—	$250,000	(2)	—	—		—	—		250,000
Mortgage loan secured by JW Marriott San Francisco	—	—		—	52,500	(3)	—	—		52,500
Mortgage loan secured by two hotel properties	—	—		—	153,100		—	—		153,100
Mortgage loan secured by Arlington Marriott	—	—		—	—		60,800	—		60,800
Mortgage loan secured by El Conquistador Hilton	—	—		—	—		19,740	—		19,740
Mortgage loan secured by eight hotel properties, UBS Pool 1	—	—		—	—		109,925	—		109,925
Mortgage loan secured by 10 hotel properties, Merrill Lynch Pool 1	—	—		—	—		—	160,490		160,490
Mortgage loan secured by eight hotel properties, UBS Pool 2	—	—		—	—		—	100,576		100,576
Mortgage loan secured by five hotel properties	—	—		—	—		—	142,573		142,573
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 2	—	—		—	—		—	115,645		115,645
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 3							—	95,905		95,905
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 7							—	83,075		83,075
Mortgage loan secured by Westin O’Hare	—	—		—	—		—	101,000	(4)	101,000
Mortgage loan secured by Philadelphia Courtyard, Wachovia Stand-Alone	—	—		—	—		—	35,000		35,000
Mortgage loan secured by two hotel properties, Wachovia Fixed Rate Pool 3	—	—		—	—		—	128,251		128,251
Mortgage loan secured by three hotel properties, Wachovia Fixed Rate Pool 7	—	—		—	—		—	260,980		260,980
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 1	—	—		—	—		—	115,600		115,600
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 5	—	—		—	—		—	103,906		103,906
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 6	—	—		—	—		—	158,105		158,105
Mortgage loan secured by seven hotel properties, Wachovia Fixed Rate Pool 2	—	—		—	—		—	126,466		126,466
TIF loan secured by Philadelphia Courtyard	—	—		—	—		—	8,098		8,098
Mortgage loan secured by Houston Hampton Inn	—	—		—	—		—	4,057		4,057
Mortgage loan secured by Jacksonville Residence Inn	—	—		—	—		—	6,855		6,855

	$—	$459,175		$167,202	$205,600		$190,465	$1,746,582		$2,769,024

NOTE:	These maturities assume no event of default would occur.

(1)	We are currently working with the loan servicer for an extension or a restructure of the loan.

(2)	Extensions available but certain coverage tests have to be met.

(3)	This loan was modified effective July 7, 2010 to its fully extended maturity of March 2013 in exchange for a principal payment of $5.0 million.

(4)	We are currently working with the lender for a deed-in-lieu of foreclosure.

5 of 13

ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2010	2009	% Variance	2010	2009	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$183,561	$176,661	3.91%	$349,602	$349,924	-0.09%
RevPAR	$93.77	$90.24	3.91%	$89.58	$89.66	-0.09%
Occupancy	73.95%	68.93%	5.02%	70.53%	66.18%	4.35%
ADR	$126.80	$130.91	-3.14%	$127.02	$135.47	-6.24%

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2010	2009	% Variance	2010	2009	% Variance
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$170,364	$163,059	4.48%	$326,694	$323,425	1.01%
RevPAR	$92.01	$88.07	4.47%	$88.49	$87.61	1.00%
Occupancy	74.06%	68.45%	5.61%	70.82%	65.68%	5.14%
ADR	$124.25	$128.66	-3.43%	$124.96	$133.38	-6.31%

NOTES:

(1)	The above pro forma table assumes the 98 hotel properties owned and included in continuing operations at June 30, 2010, but not under renovation for the three and six months ended June 30, 2010, were owned as of the beginning of the periods presented.

(2)	Excluded Hotels Under Renovation: Hilton Nassau Bay, Capital Hilton, and Sheraton Indianapolis

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

6 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
(dollars in thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2010	2009	% Variance	2010	2009	% Variance
REVENUE
Rooms	$183,561	$176,661	3.9%	$349,602	$349,924	-0.1%
Food and beverage	48,800	45,019	8.4%	91,024	91,048	0.0%
Other	10,848	11,186	-3.0%	21,301	22,669	-6.0%

Total hotel revenue	243,209	232,866	4.4%	461,927	463,641	-0.4%

EXPENSES
Rooms	41,900	40,037	4.7%	81,047	78,679	3.0%
Food and beverage	32,679	31,279	4.5%	62,918	63,663	-1.2%
Other direct	6,605	6,394	3.3%	12,342	12,544	-1.6%
Indirect	66,453	66,477	0.0%	130,685	133,846	-2.4%
Management fees, includes base and incentive fees	12,546	11,665	7.6%	21,565	20,771	3.8%

Total hotel operating expenses	160,183	155,852	2.8%	308,557	309,503	-0.3%
Property taxes, insurance, and other	14,285	15,746	-9.3%	29,357	29,761	-1.4%

HOTEL OPERATING PROFIT (Hotel EBITDA)	68,741	61,268	12.2%	124,013	124,377	-0.3%
Hotel EBITDA Margin	28.26%	26.31%	1.95%	26.85%	26.82%	0.03%

Minority interest in earnings of consolidated joint ventures	1,974	1,839	7.3%	3,131	3,409	-8.2%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$66,767	$59,429	12.3%	$120,882	$120,968	-0.1%

NOTE:	The above pro forma table assumes the 101 hotel properties owned and included in continuing operations at June 30, 2010 were owned as of the beginning of the periods presented.
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2010	2009	% Variance	2010	2009	% Variance
REVENUE
Rooms	$170,364	$163,059	4.5%	$326,694	$323,425	1.0%
Food and beverage	43,529	40,126	8.5%	81,702	81,277	0.5%
Other	9,959	10,348	-3.8%	19,596	20,901	-6.2%

Total hotel revenue	223,852	213,533	4.8%	427,992	425,603	0.6%

EXPENSES
Rooms	38,919	37,034	5.1%	75,460	72,818	3.6%
Food and beverage	29,400	28,110	4.6%	56,648	56,984	-0.6%
Other direct	6,254	5,974	4.7%	11,643	11,680	-0.3%
Indirect	62,179	61,962	0.4%	122,326	124,624	-1.8%
Management fees, includes base and incentive fees	11,968	10,965	9.1%	20,552	19,512	5.3%

Total hotel operating expenses	148,720	144,045	3.2%	286,629	285,618	0.4%
Property taxes, insurance, and other	13,312	14,052	-5.3%	27,244	27,104	0.5%

HOTEL OPERATING PROFIT (Hotel EBITDA)	61,820	55,436	11.5%	114,119	112,881	1.1%
Hotel EBITDA Margin	27.62%	25.96%	1.66%	26.66%	26.52%	0.14%

Minority interest in earnings of consolidated joint ventures	1,974	1,839	7.3%	3,131	3,409	-8.2%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$59,846	$53,597	11.7%	$110,988	$109,472	1.4%

NOTES:

(1)	The above pro forma table assumes the 98 hotel properties owned and included in continuing operations at June 30, 2010, but not under renovation during three and six months ended June 30, 2010 were owned as of the beginning of the periods presented.

(2)	Excluded Hotels Under Renovation: Hilton Nassau Bay, Capital Hilton, and Sheraton Indianapolis

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

7 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY REGION
(Unaudited)

		Three Months Ended				Six Months Ended
	Number of	Number of	June 30,			June 30,
Region	Hotels	Rooms	2010	2009	% Change	2010	2009	% Change
Pacific (1)	21	5,205	$97.62	$91.09	7.2%	$92.58	$88.32	4.8%
Mountain (2)	8	1,704	81.16	70.05	15.9%	82.86	82.81	0.1%
West North Central (3)	3	690	77.22	72.00	7.3%	72.94	67.53	8.0%
West South Central (4)	10	2,086	88.19	86.07	2.5%	87.79	89.34	-1.7%
East North Central (5)	8	1,628	78.21	70.88	10.3%	67.27	64.14	4.9%
East South Central (6)	2	236	91.41	82.58	10.7%	84.77	80.61	5.2%
Middle Atlantic (7)	9	2,481	94.57	90.79	4.2%	86.37	84.09	2.7%
South Atlantic (8)	38	7,728	100.42	101.49	-1.1%	97.08	102.26	-5.1%
New England (9)	2	159	79.97	72.06	11.0%	74.64	65.94	13.2%

Total Portfolio	101	21,917	$93.77	$90.24	3.9%	$89.58	$89.66	-0.1%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut

NOTES:

(1)	The above pro forma table assumes the 98 hotel properties owned and included in continuing operations at June 30, 2010, but not under renovation during three and six months ended June 30, 2010 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

8 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY BRAND
(Unaudited)

			Three Months Ended			Six Months Ended
	Number of	Number of	June 30,			June 30,
Brand	Hotels	Rooms	2010	2009	% Change	2010	2009	% Change
Hilton	33	7,289	$100.01	$95.25	5.0%	$95.44	$96.35	-0.9%
Hyatt	1	242	102.94	105.53	-2.5%	129.99	124.50	4.4%
InterContinental	2	420	127.84	124.80	2.4%	139.39	130.66	6.7%
Independent	2	317	98.96	80.74	22.6%	82.74	71.71	15.4%
Marriott	57	11,714	90.63	89.21	1.6%	87.17	88.29	-1.3%
Starwood	6	1,935	78.04	68.75	13.5%	65.75	61.07	7.7%

Total Portfolio	101	21,917	$93.77	$90.24	3.9%	$89.58	$89.66	-0.1%

NOTES:

(1)	The above pro forma table assumes the 98 hotel properties owned and included in continuing operations at June 30, 2010, but not under renovation during three and six months ended June 30, 2010 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

9 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT BY REGION
(dollars in thousands)
(Unaudited)

			Three Months Ended					Six Months Ended
	Number of	Number of	June 30,					June 30,
Region	Hotels	Rooms	2010	% Total	2009	% Total	% Change	2010	% Total	2009	% Total	% Change
Pacific (1)	21	5,205	$15,564	22.7%	$13,547	22.1%	14.9%	$28,423	22.9%	$26,441	21.3%	7.5%
Mountain (2)	8	1,704	3,249	4.7%	2,169	3.6%	49.8%	8,006	6.5%	9,131	7.3%	-12.3%
West North Central (3)	3	690	2,022	2.9%	1,771	2.9%	14.2%	3,449	2.8%	2,881	2.3%	19.7%
West South Central (4)	10	2,086	6,684	9.7%	6,140	10.0%	8.9%	12,895	10.4%	13,268	10.7%	-2.8%
East North Central (5)	8	1,628	4,740	6.9%	2,885	4.7%	64.3%	6,000	4.8%	4,506	3.6%	33.2%
East South Central (6)	2	236	825	1.2%	730	1.2%	13.0%	1,534	1.2%	1,424	1.1%	7.7%
Middle Atlantic (7)	9	2,481	7,791	11.3%	6,828	11.1%	14.1%	11,241	9.1%	10,153	8.2%	10.7%
South Atlantic (8)	38	7,728	27,461	40.0%	26,904	43.9%	2.1%	51,783	41.8%	56,155	45.2%	-7.8%
New England (9)	2	159	405	0.6%	292	0.5%	38.7%	682	0.5%	418	0.3%	63.2%

Total Portfolio	101	21,917	$68,741	100.0%	$61,266	100.0%	12.2%	$124,013	100.0%	$124,377	100.0%	-0.3%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut

NOTES:

(1)	The above pro forma table assumes the 98 hotel properties owned and included in continuing operations at June 30, 2010, but not under renovation during the three and six months ended June 30, 2010 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

10 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
101 HOTELS INCLUDED IN CONTINUING OPERATIONS AT JUNE 30, 2010 AS IF SUCH
HOTELS WERE OWNED AS OF THE BEGINNING OF THE PERIODS PRESENTED:
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

2nd Quarter 2010	28.26%
2nd Quarter 2009	26.31%

Variance	1.95%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	-0.02%
Food & Beverage and Other Departmental	0.03%
Administrative & General	0.33%
Sales & Marketing	-0.04%
Hospitality	-0.02%
Repair & Maintenance	0.12%
Energy	0.23%
Franchise Fee	0.03%
Management Fee	0.02%
Incentive Management Fee	-0.17%
Insurance	0.18%
Property Taxes	0.60%
Other Taxes	0.10%
Leases/Other	0.56%

Total	1.95%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

11 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA SEASONALITY TABLE
(dollars in thousands)
(Unaudited)
ALL 101 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF JUNE 30, 2010:

	2010	2010	2009	2009
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Total Hotel Revenue	$243,209	$218,718	$238,535	$215,293	$915,755
Hotel EBITDA	$68,741	$55,271	$55,798	$49,976	$229,786
Hotel EBITDA Margin	28.3%	25.3%	23.4%	23.2%	25.1%
EBITDA % of Total TTM	29.9%	24.1%	24.3%	21.7%	100.0%
JV Interests in EBITDA	$1,974	$1,157	$1,483	$1,139	$5,753

NOTES:

(1)	The above pro forma table assumes the 101 hotel properties owned and included in continuing operations at June 30, 2010 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

12 of 13

ASHFORD HOSPITALITY TRUST, INC.
Capital Expenditures Calendar
101 Core Hotels Included in Continuing Operations (a)

		2009				2010
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Actual	Actual	Estimated	Estimated
Sheraton Anchorage	370	x						x
Marriott Legacy Center	404	x							x
Hilton Rye Town	446	x	x	x
Hilton Nassau Bay — Clear Lake	243	x	x	x	x	x	x
Courtyard Edison	146			x	x			x	x
Residence Inn Orlando Sea World	350			x	x
Embassy Suites Orlando Airport	174			x	x
Embassy Suites Portland — Downtown	276				x	x
Hilton La Jolla Torrey Pines	296				x	x
Marriott Bridgewater	347				x	x
Capital Hilton	408					x	x	x	x
Sheraton City Center — Indianapolis	371						x	x
Embassy Suites Philadelphia Airport	263							x	x
Embassy Suites Las Vegas Airport	220							x	x
Embassy Suites Santa Clara — Silicon Valley	257							x	x
Embassy Suites Austin Arboretum	150							x
Hilton Costa Mesa	486								x
Sheraton Minneapolis West	222								x
Crowne Plaza Beverly Hills	260								x
Embassy Suites Crystal City — Reagan Airport	267								x
Hilton Minneapolis Airport	300								x
Marriott Seattle Waterfront	358								x
Renaissance Tampa	293								x
Fairfield Inn and Suites Kennesaw	87								x
Courtyard Louisville Airport	150								x
Courtyard Crystal City Reagan Airport	272								x
Courtyard Philadelphia Downtown	498								x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2009 and 2010 are included in this table.

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